UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2023

ORCHESTRA BIOMED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39421 (Commission File Number)	92-2038755 (IRS Employer Identification No.)

150 Union Square Drive
New Hope, Pennsylvania 18938
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 862-5797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OBIO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 21, 2023, Orchestra BioMed Holdings, Inc. (the “Company”) entered into a Second Amended and Restated Registration Rights and Lock-Up Agreement with certain investors named therein (the “Amended Agreement”), which amended and restated the Amended and Restated Registration Rights and Lock-Up Agreement, dated January 26, 2023 (the “Original Agreement”). The investors party to the Amended Agreement include Covidien Group S.à.r.l., an affiliate of Medtronic plc, with whom the Company has a strategic collaboration for the development and commercialization of BackBeat CNT (also known as atrioventricular interval modulation (AVIM) therapy) for the treatment of hypertension in patients indicated for a pacemaker.

The Amended Agreement amended the Original Agreement to, among other things:

(i)	delay the Company’s obligation to amend the registration statement (the “Registration Statement”) on Form S-1 it filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2023 until the earlier of (a) April 1, 2024 or (b) 15 business days after the Company files its Annual Report on Form 10-K for the year ending December 31, 2023; and

(ii)	delay the Company’s obligation to cause the Registration Statement to be declared effective until the earlier of (a) the 90th day after the filing of the first amendment to the Registration Statement or (b) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be subject to further review.

The forgoing summary of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amended and Restated Registration Rights and Lock-Up Agreement, dated November 21, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHESTRA BIOMED HOLDINGS, INC.

	By:	/s/ David Hochman
	Name:	David P. Hochman
	Title:	Chief Executive Officer

Date: November 27, 2023